Exhibit 99.1

DarkPulse, Inc. Announces signing an Exclusive Patent License Agreement with the U.S. Department of the Air Force, Air Force Research Laboratory, Information & Spectrum Warfare and Space Warfare Directorates for Six Advanced Technology Patents

Licensed technologies form the foundation for DarkPulse's plan to develop a space-based power grid.

PHOENIX, ARIZONA, October 1, 2026 – (BUSINESS WIRE) – DarkPulse, Inc. (OTCQB: DPLS), a Delaware corporation headquartered in Phoenix and a leader in distributed fiber-optic sensing (DFOS) technologies for real-time critical infrastructure monitoring, announces the successful execution of an Exclusive Patent License agreement signed on 1 September 2026, with the Department of the Air Force, Air Force Research Laboratory, Information & Spectrum Warfare and Space Warfare Directorates at Kirtland, AFB, NM for a comprehensive package of six key patents.

This milestone builds on the Company’s strategy of licensing and commercializing government-developed technologies. The agreement grants DarkPulse an exclusive U.S. license to commercialize these innovations in satellite communications, laser systems, power management, and related sensing applications, subject to certain rights retained by the U.S. Government and the other terms of the license agreement.

The package of six patents encompasses advanced capabilities, including:

•	Satellite-to-satellite power sharing using precision lasers: Technologies that enhance satellite efficiency through intelligent power distribution via laser beams transmitted between satellites in a constellation. This allows energy storage systems to be charged prior to high-demand operations, improving reliability and performance in space-based networks.
•	Laser generation and amplification: Innovative Raman resonator and seeded amplifier systems for high-performance laser outputs, supporting communications and high-resolution sensing applications.
•	Hybrid terrestrial-satellite networks and constellation navigation: Methods for on-ground digital precoding, mobile network integration, and laser-based navigation of entire satellite constellations, enabling seamless, high-capacity connectivity and precise control.

These technologies address communications, surveillance, and infrastructure monitoring applications. They create opportunities to develop satellite-based mobile services and complement DarkPulse’s existing expertise in fiber-optic sensing. The Company intends to pursue commercialization across defense, aerospace, critical infrastructure, and commercial markets. All products embodying these inventions for use or sale in the United States will be manufactured substantially in the United States, consistent with the license terms.

Licensed Patents Include:

•	U.S. Patent No. 12,133,210 B2: “Dynamically controlled satellite hub and method of operation”
•	U.S. Patent No. 11,996,916 B2: “System and methods of on-ground digital precoding for hybrid terrestrial-satellite mobile networks”
•	U.S. Patent No. 11,979,208 B1: “Multi-gateway multi-beam satellite communication system with precoding feedback controllers”
•	U.S. Patent No. 11,760,509: System and method improving satellite capability through power sharing”
•	U.S. Patent No. 12,024,316: “System and method improving satellite capability through power sharing”
•	U.S. Patent No. 9,647,418: “Laser Generation using dual seeded nested and/or in-series Raman resonators, for telecommunications applications”

“We are pleased to have closed this exclusive patent license agreement with the U.S. Air Force,” said Dennis O’Leary, CEO of DarkPulse, Inc. “This package of six patents represents a significant addition to our technology portfolio. By securing an exclusive U.S. license-subject to rights retained by the U.S. Government and the other terms of the agreement-to these satellite power sharing, laser, constellation navigation, and hybrid networking technologies, we are advancing our commercialization strategy and our commitment to developing solutions for national security and infrastructure resilience.”

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The closed agreements underscore DarkPulse’s ongoing strategy to partner with U.S. military branches, working to integrate government-developed technologies into potential commercial applications while supporting domestic manufacturing and innovation.

DarkPulse, Inc. (OTCQB: DPLS) develops and commercializes patented dark-pulse Brillouin scattering fiber-optic sensors that deliver independent, high-resolution strain and temperature measurements for structural health monitoring and perimeter security across energy, transportation, and smart infrastructure markets. More information is available at www.darkpulse.com.

Media Contact:

Investor Relations

DarkPulse, Inc.

Email: ir@darkpulse.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. Because DarkPulse is an issuer of “penny stock,” the statutory safe harbors for forward-looking statements under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 are not available to the Company; the Company instead relies on the protection afforded by the judicially recognized “bespeaks caution” doctrine. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; the risk that the United States government retains a non-exclusive, irrevocable, royalty-free license to practice or have practiced the licensed inventions for or on behalf of the United States; the risk that the Department of the Air Force may require DarkPulse to grant sublicenses to responsible applicants to address public-use needs that are not reasonably satisfied by DarkPulse under the terms of the license agreement; the risk that development of a working commercial prototype and commencement of full-scale production may not be completed on any particular timeline or at all; the risk that DarkPulse may not identify or retain a qualified domestic manufacturing partner capable of satisfying the U.S. manufacturing requirements of the license; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future developments or otherwise.

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